Exhibit 99.2

UPDATE: Jet.AI Shareholders to Receive $10 Per Share in Stock and Cash as Company Signs Letter of Intent for a New $300 Million Reverse Takeover

This transaction is independent of the recently completed flyExclusive deal that separately returned approximately $4.60 per share to shareholders.

LAS VEGAS, July 15, 2026 (GLOBE NEWSWIRE) — Jet.AI Inc. (NASDAQ: JTAI) (“Jet.AI” or the “Company”), an emerging provider of high-performance GPU infrastructure and AI cloud services, today announced that it has entered into a non-binding letter of intent (the “LOI”) to effect a reverse takeover transaction (the “Transaction”) with a privately held operating company (the “Counterparty”), valuing the Counterparty at approximately $300 million. Upon completion, the combined company is expected to be valued at approximately $320 million, with Jet.AI shareholders to receive approximately $20 million of cash and stock consideration — representing approximately $10 per share of additional value, based on Jet.AI’s current shares outstanding. The identity of the Counterparty and the additional commercial terms of the proposed Transaction remain confidential pending completion of due diligence and the negotiation and execution of definitive transaction documents. Both parties expect to announce a final agreement within the next 90 days and target a close before year end.

Two Sources of Value for Shareholders

The proposed Transaction follows Jet.AI’s recently completed flyExclusive transaction, which delivered approximately $4.60 per share of value to Jet.AI shareholders upon closing. Together with the approximately $10 per share of additional value expected from the proposed Transaction, Jet.AI shareholders stand to realize meaningful cumulative value across the two transactions.

The reverse takeover entity. Upon completion of the Transaction, Jet.AI would merge with the Counterparty, which is valued at approximately $300 million, to form a combined company valued at approximately $320 million. The combined company would initially continue to trade under the existing “JTAI” ticker until such time as the Counterparty elects to change the ticker symbol to a new trading symbol, with Jet.AI shareholders receiving approximately $10 per share of additional stock and cash value.

The data center spin-off entity. As a condition of the Transaction, Jet.AI would spin off its data center joint venture and its beneficial ownership interest in AI Infrastructure Acquisition Corp (NYSE: AIIA), into a newly formed, independent public company. Shares of the new company would be distributed to existing Jet.AI shareholders through a distribution registered with the U.S. Securities and Exchange Commission. The NASDAQ ticker symbol “DCTR” has been reserved for the new company in anticipation of the spin-off.

What Shareholders Would Receive

Following completion of the proposed Transaction, Jet.AI shareholders would hold interests in two separate publicly traded companies:

(i) Ownership in the reverse takeover entity, representing approximately $10 per share of additional stock and cash value

(ii) Ownership in a newly formed spin-off company that holds Jet.AI’s current data center joint venture and its beneficial ownership interest in AI Infrastructure Acquisition Corp (NYSE: AIIA).

“Shareholders want to know what the future holds for the Company following the successful flyExclusive transaction,” said Mike Winston, Founder and Chairman of Jet.AI. “Today’s announcement shows our continued push in the data center business while continuing to remain opportunistic when we believe a compelling transaction presents itself. The structure is designed to yet again deliver value to our stockholders on two fronts: continued ownership in our data center business through the new spin-off company, and participation in the future of what we believe to be a high growth Counterparty. We look forward to working toward definitive agreements in the period ahead.”

Transaction Status

The LOI is non-binding and does not obligate either party to consummate the proposed Transaction. Completion of the proposed Transaction remains subject to, among other things, satisfactory completion of due diligence, the negotiation and execution of definitive agreements, and the receipt of all required board, stockholder and regulatory approvals, including compliance with applicable Nasdaq listing requirements. There can be no assurance that definitive agreements will be executed or that the proposed Transaction, or the contemplated spin-off, will be completed in the terms described, or at all. The Company does not intend to provide further updates regarding the proposed Transaction unless and until it determines that additional disclosure is required or appropriate.

About Jet.AI Inc.

Jet.AI Inc. (NASDAQ: JTAI) is a technology-driven company focused on deploying artificial intelligence tools and high-performance GPU infrastructure to enhance decision-making, efficiency, and performance across complex systems. The Company is listed on the NASDAQ Capital Market under the ticker symbol “JTAI.” To learn more, visit www.jet.ai.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This press release contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, with respect to the products and services offered by Jet.AI and the markets in which it operates, Jet.AI’s projected future results, and Jet.AI’s perception of market conditions, including the expected timing of the potential transactions and the future business strategy of Jet.AI. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our Company, our industry, our beliefs and our assumptions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results, including the failure to negotiate and enter into definitive transaction documents and broader market conditions. As a result, caution must be exercised in relying on forward-looking statements, which speak only as of the date they were made. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and Jet.AI assumes no obligation and does not intend to update or revise these forward-looking statements, whether because of new information, future events, or otherwise, except as provided by law.

Investor Relations Contact

Gateway Group, Inc.
949-574-3860
Jet.AI@gateway-grp.com